Exhibit 10.14

AMENDMENT NO. 7 TO CREDIT AGREEMENT

THIS AMENDING AGREEMENT is made as of the 22nd day of December, 2010,

B E T W E E N:

JPMORGAN CHASE BANK, N.A. (hereinafter referred to as the “Agent”)

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THOSE BANKS WHOSE NAMES APPEAR ON THE SIGNATURE PAGES HERETO

(hereinafter collectively referred to as the “Lenders”)

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VITRAN CORPORATION INC., VITRAN EXPRESS CANADA INC. AND VITRAN CORPORATION

(hereinafter collectively referred to as the “Borrowers”)

- and –

THE GUARANTORS WHOSE NAMES APPEAR ON THE SIGNATURE PAGES HERETO

(hereinafter collectively referred to as the “Guarantors”)

WHEREAS the Agent, the Lenders and the Borrowers entered into a Credit Agreement dated as of July 31, 2007 (the “Original Credit Agreement”);

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 1 to Credit Agreement dated as of January 21, 2008 (the “First Amendment”);

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 2 to Credit Agreement dated as of April 10, 2008 (the “Second Amendment”);

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 3 to Credit Agreement dated as of December 30, 2008 (the “Third Amendment”);

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 4 to Credit Agreement dated as of March 6, 2009 (the “Fourth Amendment”);

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AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 5 to Credit Agreement dated as of May 8, 2009 (the “Fifth Amendment”);

AND WHEREAS the Agent, the Lenders, the Borrowers and the Guarantors entered into Amendment No. 6 to Credit Agreement dated as of September 17, 2009 (the “Sixth Amendment”) (the Original Credit Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment is hereinafter referred to as the “Credit Agreement”);

AND WHEREAS the Borrowers have requested certain amendments to the Credit Agreement, and the Agent and the Lenders have agreed to grant such amendments, subject to the terms and conditions set out in this Agreement;

NOW THEREFORE in consideration of the premises and the agreements herein set out and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

INTERPRETATION

1.1	Definitions.

Unless otherwise defined herein, capitalized terms used in this amendment agreement (this “Agreement”), including in the recitals hereto, shall have the meanings ascribed to such terms in the Credit Agreement.

1.2	References to Credit Agreement.

Upon execution of this Agreement, the Credit Agreement shall be deemed to have been amended as of the Amendment Effective Date (as that term is defined in Article IV hereof). The terms “hereof”, “herein”, “this agreement” and similar terms used in the Credit Agreement, shall mean and refer to, from and after the Amendment Effective Date, the Credit Agreement as amended by this Agreement.

1.3	Continued Effectiveness.

Nothing contained in this Agreement shall be deemed to be a waiver by the Agent or the Lenders of compliance by the Borrowers and Guarantors of any covenant or agreement contained in, or a waiver of any Default or Event of Default under, the Credit Agreement or applicable Guarantee and each of the parties hereto agree that the Credit Agreement as amended by this Agreement shall remain in full force and effect.

1.4	Benefit of the Agreement.

This Agreement shall enure to the benefit of and be binding upon the Borrowers, the Guarantors, the Agent and the Lenders and their respective successors and permitted assigns.

3.

1.5	Invalidity of any Provisions.

Any provision of this Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition in such jurisdiction without invalidating the remaining terms and provisions hereof and no such invalidity shall affect the obligation of the Borrower to pay the Secured Obligations in full.

1.6	Captions and Heading.

The inclusion of headings preceding the text of the sections of this Agreement and the headings following each Article in this Agreement are intended for convenience of reference only and shall not affect in any way the construction or interpretation thereof.

ARTICLE II

AMENDMENTS

2.1	Amendments

Subject to satisfaction of the conditions precedent set forth in Article IV of this Agreement, the Credit Agreement is hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms in proper alphabetical sequence:

(i)	“EDC Indebtedness” means the Indebtedness of Vitran Corporation to Export Development Canada with respect to the acquisition of 1600 Oliver Avenue, Indianapolis, Indiana in the maximum principal amount of US$3,500,000, maturing no earlier than the Maturity Date and on terms satisfactory to the Agent, acting reasonably, together with any guarantees to be delivered by other Obligors to Export Development Canada in connection with such indebtedness only.

(ii)	“EDC Loan Documents” means the loan and security documentation which evidences the EDC Indebtedness and the guarantees and security therefor, in form and substance satisfactory to the Agent, acting reasonably.

(iii)	“Permitted Finance Subsidiary Debt” means indebtedness from time to time of the U.S. Borrower to Vitran Hungary Zrt. or Vitran Lux in the maximum principal amount of $145,110,960.

(iv)	“Vitran Lux” means Vitran S.a.r.l.

(b)	Section 1.1 of the Credit Agreement is hereby amended by deleting the following defined terms:

(i)	“National City Bank Indebtedness”;

(ii)	“National City Bank Loan Documents”; and

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(iii)	“Permitted Hungarian Debt”.

(c)	The definition of “Excluded Subsidiaries” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Excluded Subsidiaries” means Vitran Hungary Zrt., Vitran Spain Holdings S.L., Vitran Lux and Vitran Delaware LLC and “Excluded Subsidiary” means any one of them.”

(d)	The definition of “Permitted Debt” in Section 1.1 of the Credit Agreement is hereby amended by deleting paragraphs (e) and (f) thereof in their entirety and replacing such paragraphs with the following:

“(e)	Permitted Finance Subsidiary Debt;

(f)	the EDC Indebtedness;”

(e)	The definition of “Permitted Disposition” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Permitted Disposition” means (i) the sale, lease or other disposition by the applicable Obligor of the properties listed on Part III of Schedule H hereto, (ii) the sale, lease or other disposition by an Obligor of any assets or property to another Obligor, and (iii) any other disposition of assets of any of the Companies out of the ordinary course of business which is expressly consented to in writing by the Majority Lenders.”

(f)	The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of paragraph (p), (ii) deleting the “.” at the end of paragraph (q) and replacing such deletion with “; and”, and (iii) inserting the following paragraph (r):

“(r)	a mortgage in favour of Export Development Canada in respect of the EDC Indebtedness over the property municipally known as 1600 Oliver Avenue, Indianapolis, Indiana.”

(g)	Section 11.2(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(ii)	each of Vitran Hungary Zrt., Vitran Spain Holdings S.L., Vitran Delaware LLC and Shorthaul Transport Inc. (formerly Frontier Transport Corporation) may be wound up or amalgamated on or before July 31, 2012.”

(h)	Section 11.2(k) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(k)

EDC Loan Documents. The Borrowers shall not suffer or permit (a) Vitran Corporation to amend, modify, supplement or restate the EDC Loan Documents in any material respect without the prior written consent of the Agent, such consent not to be unreasonably withheld or delayed, (b) the EDC Indebtedness

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to mature before the Maturity Date, or (c) the EDC Indebtedness to be in a principal amount of greater than US$3,500,000. No Obligor shall make any prepayment of the EDC Indebtedness.”

(i)	Section 11.1 of the Credit Agreement is hereby amended by inserting the following paragraph (ll):

“(ll)	Undertaking re: Mortgage. The Borrowers shall, and shall cause each of the Obligors to (a) register, or cause its counsel to register, against title to 1600 Oliver Avenue, Indianapolis, Indiana, a second priority mortgage in form and scope satisfactory to the Agent concurrently with registering the first mortgage in respect of such property in favour of Export Development Canada (or by such later date agreed to by the Agent in writing in its sole discretion, acting reasonably), and (b) deliver to the Agent title insurance policies in respect of such property in form, scope and amount satisfactory to the Agent concurrently with delivering such a policy to Export Development Canada (or by such later date agreed to by the Agent in writing in its sole discretion, acting reasonably).”

(j)	Section 11.2(q) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(q)	Excluded Subsidiaries. The U.S. Borrower shall not pay any amount or amounts owing to any Excluded Subsidiary if a Default has occurred and is continuing or if such payment would trigger the occurrence of a Default.”

(k)	The Credit Agreement is hereby amended by replacing all references to “Permitted Hungarian Debt” with “Permitted Finance Subsidiary Debt”.

(l)	Schedule P to the Credit Agreement is hereby deleted in its entirety.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties.

Each of the Borrowers and the Guarantors hereby represents and warrants to the Agent and each Lender as follows (which representations and warranties shall survive the execution and delivery of this Agreement, acknowledging that the Agent and the Lenders are relying thereon without independent inquiry in entering into this Agreement):

(a)

Status and Power. Each Company is a corporation duly incorporated or amalgamated and organized and validly existing under the laws of its jurisdiction of incorporation or amalgamation. Each Company is duly qualified, registered or licensed in all jurisdictions where such qualification, registration or licensing is required for such Company to carry on its business, except where failure to do so could not reasonably be expected to have a Material Adverse Effect. Each Company has all requisite capacity, power and authority to own, hold under licence or lease its properties, to carry on its business and to otherwise enter into, and carry out the transactions contemplated by, the Loan

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Documents to which it is a party. None of the Obligors is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(b)	Authorization and Enforcement of Loan Documents. All necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance by each Obligor of this Agreement. Each Obligor has duly executed and delivered this Agreement. This Agreement constitutes a legal, valid and binding obligation of each Obligor, enforceable against each Obligor by the Agent and the Lenders in accordance with its terms, except to the extent that the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general application limiting the enforcement of creditors’ rights generally and (ii) the fact that the courts may deny the granting or enforcement of equitable rights.

(c)	Compliance with Other Instruments. The execution, delivery and performance by each Obligor of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with, result in any breach or violation of, or constitute a default under the terms, conditions or provisions of the articles of incorporation (or amalgamation, as applicable) or by-laws of the Obligors, any Applicable Law or any agreement, lease, licence, permit or other instrument to which any Obligor is a party or is otherwise bound or by which any Obligor benefits or to which its property is subject and do not require the consent or approval of any Official Body or any other Person except as has been obtained. Each Obligor has complied with all Applicable Law in respect of this Agreement and the transactions contemplated herein.

(d)	Compliance with Laws. None of the Companies are in violation of any agreement, employee benefit plan, pension plan, mortgage, franchise, licence, judgment, decree, order, statute, rule or regulation relating in any way to itself, to the operation of its business or to its property or assets and which could reasonably be expected to have a Material Adverse Effect.

(e)	Default. No Default or Event of Default under the Credit Agreement has occurred or is continuing.

ARTICLE IV

CONDITIONS PRECEDENT

4.1	Conditions Precedent.

This Agreement shall not become effective until the Agent and the Lenders shall have received the following all in form and substance satisfactory to the Agent (the date on which such conditions precedent are satisfied is hereinafter referred to as the “Amendment Effective Date”):

(a)	this Agreement shall have been duly executed and delivered to the Agent and each of the Lenders by the Borrowers and the Guarantors;

(b)	the Agent shall have received payment of all fees required by it in connection with this Agreement and the fee letter dated as of the date hereof between the Borrowers and the Agent;

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(c)	each of the Lenders party to this Agreement shall have received payment of a fee in an amount equal to $5,000; and

(d)	the Agent shall have received all such other certificates, documents, opinions, and information that it reasonably requests.

ARTICLE V

CONSENT AND CONFIRMATION

5.1	Guarantors Consent

Each of the Guarantors hereby consents to the amendments to the Credit Agreement provided for in this Agreement and hereby confirms that its respective Guarantee remains in full force and effect with respect to the Secured Obligations under the Credit Agreement as amended by this Agreement.

ARTICLE VI

MISCELLANEOUS

6.1	Further Assurances.

Each of the parties hereto agrees to execute and deliver or cause to be executed and delivered all such instruments and to take all such action as the other party may reasonably request, and at the expense of such other party in order to more fully effectuate and accomplish the intent and purposes of and to carry out the terms of this Agreement.

6.2	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

6.3	Consent to Jurisdiction.

Each of the Borrowers and the Guarantors hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of any action, suit or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in any such Ontario court. Each of the Borrowers and the Guarantors hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of the Borrowers and the Guarantors agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in another jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Section 6.3 shall affect the right of the Agent (on behalf of the Lenders) to bring any suit, action or proceeding against the Borrowers and the Guarantors (or any one or more of them) or their respective assets in the courts of any other jurisdiction.

6.4	Time of the Essence.

Time shall be of the essence in this Agreement in all respects.

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6.5	Counterparts.

This Agreement may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Counterparts may be executed and delivered in original, facsimile or portable document format (pdf) form to the other parties hereto and the parties hereto agree to accept any such executed counterparts as original signed versions of this Agreement.

[signature pages to follow]

9.

IN WITNESS WHEREOF the parties have executed this Agreement on the date first set out above.

VITRAN CORPORATION INC.		VITRAN EXPRESS CANADA INC.

By:	/s/ Richard E. Gaetz	By:	/s/ Richard E. Gaetz
Name: Title:	Richard E. Gaetz President and Chief Executive Officer	Name: Title:	Richard E. Gaetz Chief Executive Officer

VITRAN CORPORATION		JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Richard E. Gaetz	By:	/s/ Jeffrey Coleman
Name: Title:	Richard E. Gaetz Chief Executive Officer	Name: Title:	Jeffrey Coleman Vice President

JPMORGAN CHASE BANK, N.A., Toronto Branch, as Canadian Lender		JPMORGAN CHASE BANK, N.A. as U.S. Lender

By:	/s/ Jeffrey Coleman	By:	/s/ Jeffrey Coleman
Name: Title:	Jeffrey Coleman Vice President	Name: Title:	Jeffrey Coleman Vice President

FIFTH THIRD BANK, as U.S. Lender		FIFTH THIRD BANK, Canadian Branch, as Canadian Lender

By:	/s/ William J. Krummen	By:	/s/ Christopher L. Gifford
Name: Title:	William J. Krummen Vice President	Name: Title:	Christopher L. Gifford Vice President & Principal Officer

10.

WELLS FARGO BANK, N.A. as U.S. Lender		WELLS FARGO FINANCIAL CORPORATION CANADA, as Canadian Lender

By:	/s/ Jennifer Niebregge	By:	/s/ Janet Heinila
Name: Title:	Jennifer Niebregge Officer	Name: Title:	Janet Heinila Vice President

PNC BANK, NATIONAL ASSOCIATION as U.S. Lender		PNC BANK, Canada Branch, as Canadian Lender

By:	/s/ Troy Brown	By:	/s/ Mike Danby
Name: Title:	Troy Brown Vice President	Name: Title:	Mike Danby Assistant Vice President

BANK OF MONTREAL Chicago Branch as U.S. Lender		BANK OF MONTREAL, as Canadian Lender

By:	/s/ Joseph W. Linder	By:	/s/ Sean P. Gallaway
Name: Title:	Joseph Linder Vice President	Name: Title:	Sean P. Gallaway Vice President

BANK OF AMERICA, N.A. as U.S. Lender		BANK OF AMERICA, N.A. Canada Branch, as Canadian Lender

By:	/s/ David Meehan	By:	/s/ David Meehan
Name: Title:	David Meehan Vice President	Name: Title:	David Meehan Vice President

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NATIONAL BANK OF CANADA, New York Branch, as U.S. Lender		NATIONAL BANK OF CANADA, as Canadian Lender

By:	/s/ Vincent Lima	By:	/s/ Ben Ciallella
Name:	Vincent Lima	Name:	Ben Ciallella
Title:	Vice President	Title:	Managing Director

By:	/s/ Peter Florillo	By:	/s/ Ian Gillespie
Name:	Peter Florillo	Name:	Ian Gillespie
Title:	Assistant Vice President Loan Administration	Title:	Managing Director

LAURENTIAN BANK OF CANADA, as Canadian Lender

By:	/s/ Raj Butani
Name:	Raj Butani
Title:	Senior Manager

By:	/s/ Nancy Martinello
Name:	Nancy Martinello
Title:	Senior Manager

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VITRAN LOGISTICS LIMITED		EXPÉDITEUR T.W. LTÉE

By:	/s/ Richard E. Gaetz	By:	/s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

CAN-AM LOGISTICS INC.		1833660 ONTARIO INC.

By:	/s/ Richard E. Gaetz	By:	/s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

ROUT-WAY EXPRESS LINES LTD./LES SERVICES ROUTIERS EXPRESS ROUT LTÉE		1098304 ONTARIO INC.

By:	/s/ Richard E. Gaetz	By:	/s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

VITRAN ENVIRONMENTAL SYSTEMS INC.		DONEY HOLDINGS INC.

By:	/s/ Richard E. Gaetz	By:	/s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

0772703 B.C. LTD.		SOUTHERN EXPRESS LINE OF ONTARIO LIMITED

By:	/s/ Richard E. Gaetz	By:	/s/ Richard E. Gaetz
Name:	Richard E. Gaetz	Name:	Richard E. Gaetz
Title:	Authorized Signatory	Title:	Authorized Signatory

13.

VITRAN EXPRESS, INC.		1277050 ALBERTA INC.

By:	/s/ Richard E. Gaetz	By:	/s/ Richard E. Gaetz
Name: Title:	Richard E. Gaetz Authorized Signatory	Name: Title:	Richard E. Gaetz Authorized Signatory

SHORTHAUL TRANSPORT INC.		VITRAN LOGISTICS, INC.

By:	/s/ Richard E. Gaetz	By:	/s/ Richard E. Gaetz
Name: Title:	Richard E. Gaetz Authorized Signatory	Name: Title:	Richard E. Gaetz Authorized Signatory

LAS VEGAS/L.A. EXPRESS, INC.		VITRAN LOGISTICS CORP.

By:	/s/ Richard E. Gaetz	By:	/s/ Richard E. Gaetz
Name: Title:	Richard E. Gaetz Authorized Signatory	Name: Title:	Richard E. Gaetz Authorized Signatory